SUB-ITEM 77Q-1(a)

                                AMENDMENT NO. 1
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INTERNATIONAL MUTUAL FUNDS

         This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (this "Amendment") amends, effective as of December 10, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") dated as of June 11, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                        By:  /s/ Robert H. Graham
                                             -----------------------------
                                        Name:    Robert H. Graham
                                        Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM INTERNATIONAL MUTUAL FUNDS


                                  "SCHEDULE A

                         AIM INTERNATIONAL MUTUAL FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------

AIM Asia Pacific Growth Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Institutional Class Shares

AIM European Growth Fund                        Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares
                                                Investor Class Shares

AIM Global Aggressive Growth Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Institutional Class Shares

AIM Global Growth Fund                          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Institutional Class Shares

INVESCO International Core Equity Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares
                                                Investor Class Shares
AIM International Growth Fund                   Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares"

                                      A-1